EXHIBIT 10.1
------------


                           ANDRESMIN GOLD CORPORATION
                           --------------------------

Series "A"
Certificate No.:
                ----
                                                 (of a 2004 series "A" issue of
                                                 debentures  of  an  authorized
                                                 aggregate of up to
                                                 US$1,700,000)

                              CONVERTIBLE DEBENTURE
                              ---------------------
                                (the "Debenture")

PRINCIPAL:                 $                          (USD)
----------                  -------------------------

INTEREST:                  Eight percent (8%) per annum calculated and paid
---------                  semi-annually in arrears

ISSUE DATE:                Effective Issue Date of
-----------                                       -------------------------

LENDER:                    Financiera Dacorey S.A.
-------                    ------------------------------------------------

LENDER ADDRESS:
---------------            ------------------------------------------------

                           Montevideo, Uruguay
                           ------------------------------------------------


WITH THE TERMS AS FOLLOWS:
--------------------------


FOR VALUE  RECEIVED,  ANDRESMIN  GOLD  CORPORATION  (the  "Company"),  a Montana
--------------------------------------------------
company having its address for service of all notices and process hereof at Calle Jose Gonzales 671-675, Miraflores, Lima 18, Peru, HEREBY ACKNOWLEDGES
                                                            --------------------
ITSELF INDEBTED TO THE AFORESTATED  LENDER (the "Lender" and also referred to as
------------------------------------------
the "Holder", both of which includes any assignee properly effected in accordance with law and the terms hereof), AND THE COMPANY PROMISES TO PAY TO
                                             -----------------------------------
THE LENDER,  in the manner and at the times set forth herein in accordance  with
----------
the stated terms,  the aggregate  Principal  (the  "Principal",  also called the
                       --------------------
"Loan") sum, in the amount above set forth, and Interest, and other costs as set
                                            ------------------------------------
forth herein.
------------

     The effective date and issue date (the "Effective Date" and "Issue Date") of this Debenture is the above stated issue date, and the due date (the "Due Date") for the payment of all Principal, with interest then outstanding unless otherwise specifically stated hereafter, shall be as set forth below, unless accelerated due to default not cured or waived by the terms hereof, and such accelerated date shall thereupon be the Due Date.

     This Debenture is enforceable and actionable in accordance with the laws of and in the jurisdiction of the Company and the Company waives any and all defenses or set-offs or counterclaims to the enforcement hereof and attorns without reservation or defense to execution hereof (except the defense of payment) and to any judgment, reciprocating or otherwise.

                    SECURITIES DECLARATION AND ENFORCEABILITY

     The  parties  hereto  acknowledge  that  this  security,  or any  resultant
securities,   has  not  been  registered   under  the  securities  laws  of  any
jurisdiction and is being issued pursuant to an exemption from registration.


     This  Debenture is  specifically  acknowledged  to be  enforceable  without
     ---------------------------------------------------------------------------
impedance or reference to any rights of set-off, counterclaim, counter-pleading,
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or any other  reason or excuse  for  non-payment  on the Due Date or the date of
--------------------------------------------------------------------------------
legal execution prior to or after process,  excepting solely for any claim as to
--------------------------------------------------------------------------------
Principal  or Interest  paid on or prior to the Due Date or on or prior to legal
--------------------------------------------------------------------------------
execution hereof.
-----------------

     This Debenture is specifically acknowledged to be a continuing security for all indebtedness of the Company outstanding from time-to-time, including for all re-advances after any payments of Principal, partial or otherwise, until discharged by the Lender in writing.


1.     Interest
       --------

       This Debenture will bear interest (the "Interest") on the Principal outstanding, from time to time, at a rate of eight percent (8%), calculated and
                                              ----------------------------------
paid  semi-annually  in arrears,  commencing the Issue Date and continuing until
-------------------------------
payment of all outstanding Principal, Interest and any costs. After the Due Date (as defined below) or in the event of failure of payment of Interest at any time and waiver of default by the Lender, Interest shall continue at the said Interest rate and shall be capitalized monthly, and added to Principal, and bear Interest when unpaid.


2.     Payment of Principal
       --------------------

       The Principal will be due and payable by the Company to the Lender on the
       -------------------------------------------------------------------------
second  anniversary  of the Issue  Date,  being                    ,  2006 ("Due
--------------------------------------------------------------------------
Date").

       The Principal will be due and payable by the Company to the Lender in the following manner:

       (a) the Principal shall be paid on the Due Date, and any acceleration thereof; and

       (b) in the event that any of the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

       The Company may prepay any amount of outstanding Principal, and any Interest accrued, without bonus or penalty. The Lender shall have the right and priority to require the below Conversion Option by election within ten days of notice of pre-payment by the Company.

3.     Conversion Terms of this Debenture
       ----------------------------------

       The Lender shall have the option, while this Debenture is outstanding, to convert (the "Conversion Option") some or all of the Principal and Interest unpaid into units ("Units") of the Company at a conversion price (the "Conversion Price") of $.50 per Unit. Each Unit consists of one share of common stock (the "Shares" or singularly the "Share") of the Company and one non-transferable share purchase warrant (each a "Warrant" or "Warrants" as the context requires). Each Warrant entitles the holder thereof to acquire on additional Share at a price of $.50 per share for a period of two years from the date of issuance of the Warrants. The Shares received upon exercise of the Conversion Option will have a hold period of at least twelve months from the date of conversion. In addition, the shares received upon exercise of the Warrants (the "Warrant Shares") will have a hold period of at least 12 months from the date of exercise of the Warrants.

       Fractional Shares will not be issued on any conversion but, in lieu thereof, the Company will make a cash payment.

       The right to convert this Debenture may be exercised by the Lender by the delivery of a notice of exercise of the Conversion Option, which must be exercised as to not less than $____,000 of unpaid Principal and Interest (except as to the last remaining portion) of this Debenture which is tendered for conversion. Subject to regulatory delays, the Shares and/or Warrant Shares shall be delivered within ten (10) days of notice of exercise.

       Subject to the Company not being in default of any part of this Debenture, the Company being a reporting and trading issuer listed in good standing on a public trading forum and the Company's common shares trading at an average volume of no less than 100,000 shares per day for the previous 30 days and at $1.70US or more, the Company may require that some or all of the Principal amount and Interest be converted (the "Put") under the Conversion Option, employing the above Conversion Price, commencing one year after the Effective Date. The Company shall give the Lender notice of the Put by notice in writing accompanied by an appropriate certificate for Shares in the name of the Lender (or any proper assignee of which the Company has been given notice) and, upon delivery of the same and acceptance by the Lender, firstly, Interest and then Principal shall be diminished and absolutely considered paid and discharged as to such converted amount by employment of the Put.


4.     Subordinated Charge and Registration Rights
       -------------------------------------------

       This Debenture shall be a floating charge security on the assets of the Company subordinate to commercial borrowing by the Company with banks or other major lending institutions. The Lender shall provide the Company with such subordination instruments as a commercial lender may reasonably require from time to time.

       Regardless of whether default has occurred and prior to the Due Date, the Company agrees, immediately at the request of the Lender, to register this Debenture in all governmental or public registries as the Lender may consider advisable and, further, to make all such publications as the Lender may consider advisable to effect public notice of the charge herein created (the "Fixed Charge Mortgaged Property"), all at the cost of the Company.


5.     Fixed Charge Security
       ---------------------

       At such time as this Debenture shall be in default which has not been waived or upon the Due Date and full payment not being made, this security shall crystallize and become a fixed charge security for payment of the Principal and Interest and all other moneys owing by the Company and for the performance of the obligations and other covenants of the Company, and to that purpose the Company hereby grants, mortgages, pledges, charges, assigns and conveys to and in favour of the Lender (subject to exception as to the last day of the term of any lease), as and by way of a fixed charge, all of the interest of the Company in its assets (the "Assets") and hereby covenants and agrees to cause, at the Company's cost, the within Debenture to be registered against the Assets to the extent available in the relevant jurisdictions or, at the Lender's sole discretion and at the cost of the Company in the event of the Company's failure or omission to so register, hereby permits the Lender to register this Debenture as security on and to the Assets.

       For the purposes of this Debenture, the assets to which the Fixed Charge Mortgaged Property refers are hereinafter collectively referred to as the "Mortgaged Property".

       The last day of any term reserved by any lease agreement is excepted out of the Mortgaged Property and charges hereby created and does not form any part of the Mortgaged Property; but if any sale is made under or pursuant to the powers herein contained of any lease forming part of the Mortgaged Property the Company will hold the same in trust for the purposes hereof to assign to any person who may acquire such term or any part thereof.


6.     Replacement  of Prior  Encumbrances,  Continuing  Security and Release of
       -------------------------------------------------------------------------
       Security
       --------

       It is hereby agreed and acknowledged by the Company and the Lender that this security shall replace and supersede any preceding agreements and contracts of security or payment respecting the Principal and Interest.

       The parties hereto acknowledge that this security is a continuing security for all advances and re-advances by the Lender to the Company and the parties acknowledge that should the above stated Principal be increased by the Lender that the new and greater Principal shall be the Principal and shall be secured by this Debenture without further act of the Parties, even should such additional advance cause the aggregate loans under this Series "A" to exceed the above authorized stated limit.

       Upon payment of the Principal and payment of Interest (whether by payment of cash or by conversion to Units), the Lender shall provide the Company, at its request, with all such discharges, releases and acknowledgments of payment as the Company may reasonably require and request to evidence such payment and to discharge the within security and any registration in respect thereto.

       TO HAVE AND TO HOLD the same unto the use of the Lender, and the Lender's
       -------------------
lawful successors and assigns, upon and subject to the terms and conditions herein set forth.

       This  Debenture  is  issued  subject  to  and  with  the  benefit  of the
       -------------------------------------------------------------------------
conditions annexed hereto, which are to be deemed part of it.
-------------------------------------------------------------

       IN WITNESS WHEREOF the Company has caused its duly authorized  officer to
       ------------------
execute these terms effective on the Effective Date.



ANDRESMIN GOLD CORPORATION
--------------------------



Per:
      --------------------------------------------
      Authorized Signatory

             CONDITIONS REFERRED TO IN THE 2004 SERIES "A" DEBENTURE
             -------------------------------------------------------

OF ANDRESMIN GOLD CORPORATION

The Company hereby covenants and agrees with the Lender as follows, namely:

1. This Debenture is issued in accordance with resolutions of the Directors (and of the members, if applicable) of the Company and all other matters and things, including approval of relevant regulatory authorities, have been done and performed so as to authorize and make the creation and issue of this Debenture and the execution thereof legal and valid and binding and in accordance with the requirements of the laws relating to the Company.

2. The Principal and Interest hereby secured will be paid without regard to any equities between the Company and the Lender, or any intermediate holder hereof, including without regard to any right of setoff or counterclaim. The receipt of the Lender or the holders hereof of payment of such Principal and Interest will be a sufficient discharge to the Company of this Debenture but the Lender shall grant written discharge at the request of the Company.

3. The Principal hereby secured will become immediately due and payable on demand by the Lender, unless waived by the Lender, in any of the following events:

       (a) If an order is made or a resolution is passed or a petition is filed for the winding-up, dissolution or liquidation of the Company;
       (b) If the Company makes an assignment or proposal or a bankruptcy petition is filed or presented against the Company or the Company otherwise becomes subject to the provisions of any Act for the benefit of its creditors or otherwise acknowledges its insolvency;
       (c) If any execution, sequestration, or any other process of any kind which would reasonably result in insolvency of the Company becomes enforceable against the Company and is not satisfied within 10 business days;
       (d) If a distress or analogous process is levied upon any of the Mortgaged Property of the Company unless the process is in good faith disputed by the Company;
       (e) If the Company ceases or demonstrates an intention to cease to carry on its business;
       (f) If a Receiver of the Company or of all or any part of the Mortgaged Property is appointed;
       (g) If an encumbrancer commences foreclosure or takes possession of any part of the Mortgaged Property of the Company;
       (h) If the Company, without the prior consent of the Lender, authorizes the purchase by the Company of its shares;
       (i) If the Company carries on any business that it is restricted from carrying on by its Memorandum or Articles;
       (j) If without the permission of the Lender the Company commences disposing of, permits the loss of, or is unable to maintain all or a substantial portion of its assets including loss of its patents;
       (k) If the Company changes control or if the majority of the Board of Directors is replaced or resigns without the permission of the Lender, which shall not be unreasonably with held;
       (l) If the Company is a reporting publicly traded company and is cease traded for more than ten days in its principal trading jurisdiction or if the Company, voluntarily or otherwise and without the permission of the Lender, ceases to be listed on a stock exchange(s);

       (m) Except in respect to failure to pay Principal when due (in which respect default and remedy by the Lender shall be immediate) if the Company defaults in observing or performing any covenant, agreement or condition of this Debenture on its part to be observed or performed and such default is not cured within a period of ten (10) calendar days following the giving of written notice of default to the Company by the Lender; or
       (n) The security hereby constituted will become immediately enforceable if the Principal moneys and Interest hereby secured are not paid, or any conversion option not honored, when the same become due and payable in accordance with the provisions herein contained.

4. The Lender may waive any default by the Company in the observance or performance of any covenant, agreement or condition contained in this Debenture, or any other event which without such waiver would cause the moneys hereby secured to be immediately due and payable, but no such waiver of the Lender will extend to or affect any subsequent default or event or the rights resulting therefrom.

5. At any time after the Principal moneys hereby secured have become payable and remain unpaid the Lender (or all or some Series "A" lenders acting together, at their option) may by instrument in writing appoint any person, whether an officer or employee of the Lender or not, to be a receiver or receiver-manager (herein called the "Receiver") of the Company and/or (at the Lender's sole discretion) of the Mortgaged Property and assets hereby charged and may remove any Receiver so appointed and appoint another in his stead.

       Any Receiver so appointed shall have the power:

       (a) To take possession of, collect and get in the Mortgaged Property and for that purpose to take any proceedings in the name of the Company or otherwise;

       (b) To carry on or concur in carrying on the business of the Company and for that purpose to raise money on the assets of the Company;

       (c) To sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property and to convert the same or any part thereof into money, with full power to sell any Mortgaged Property either together or in parcels and either by public auction or private contract and either for a lump sum or for a sum payable by installments or for a sum on account and a mortgage or charge for the balance (and the Receiver will not be accountable for any moneys until actually received), and with full power upon every such sale to make any special or other stipulation as to title or otherwise which the Receiver may deem proper, and with full power to buy in or rescind any contract for sale of the Mortgaged Property or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby; and

       (d) To make any arrangement or compromise which he may think expedient to the interests of the Lender.

       To enable any Receiver so appointed to exercise the powers granted to him by this Section 5, upon the appointment of the Receiver under this
       Section 5, the Company unconditionally and with plenary power appoints such Receiver to be its attorney to effect a sale or lease of any of the Mortgaged Property by conveying or leasing in the name of or on behalf of the Company or otherwise, and under his own seal; and any deed, lease, agreement or other instrument signed by any such Receiver under his seal pursuant hereto will have the same effect as if it were under the corporate seal of the Company.

       It is hereby agreed and acknowledged that the Lender (or all or some Series "A" lenders acting together, at their option) or Receiver may at any time bring an application before a court of competent jurisdiction to receive all orders and directions as the Receiver or the Lender may deem advisable for the purpose of exercising the receivership herein provided, for providing immunity, protection or efficiency to the powers of the Receiver and for exercising all rights, powers and privileges conferred by this Debenture and the Company hereby attorns to all such process and waives any defenses thereto or any dispute regarding the power of the Receiver to exercise any of the powers herein granted, excepting only that the Company shall not be prohibited from pleading a right to a redemption period, should such exist, under the laws affecting real Mortgaged Property, but that such redemption period shall not exceed a period of ninety (90) days.

       No purchaser of any sale purporting to be made by such Receiver pursuant hereto will be bound to inquire whether any notice required hereunder has been given or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made, or continues, or notice that the sale is otherwise unnecessary, improper or irregular; and despite any impropriety or irregularity or notice thereof to any Lender, the sale as regards such Lender will be deemed to be within the aforesaid powers and be valid accordingly and the remedy (if any) of the Company in respect of any impropriety or irregularity whatsoever in any such sale will be in damages only.

       Any Receiver appointed hereby will be deemed to be the agent of the Company, and the Company will be solely responsible for his acts or defaults and for his remuneration and expenses, and the Lender will not be in any way responsible for any misconduct or negligence on the part of any such Receiver.

       All moneys received by such Receiver after providing for payment of all claims and charges (if any) ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the appointment of the Receiver including the reasonable remuneration of the Receiver and all outgoings properly payable by him will be applied:

       Firstly: In or towards payment of any costs provided by Section 6 hereinbelow set forth;

       Secondly:     In or  towards  payment  to the  Lender of all  outstanding
                     Interest;

       Thirdly: In or towards payment to the Lender of the Principal and all other moneys (other than Interest) hereby secured; and

       Fourthly:     The surplus (if any) will be paid to the Company.

       The rights and powers conferred by this Section 5 are supplemental to and not in substitution for any rights and powers the Lender may from time to time have or a court of competent jurisdiction may confer on the Receiver upon his application in accordance with the laws and customs of the relevant jurisdiction.

6. The Company will pay to the Lender or Receiver on demand the amount of all expenses of or in respect to collection of monies due of the Debenture including, without limiting the generality of the foregoing, all legal fees (on a solicitor and client basis), all Receiver fees, all sale fees, all court costs and other costs, charges and expenses incurred by the Lender or Receiver relating to the creation and registration of this Debenture or in recovering or enforcing payment of the monies hereby secured, or in realizing upon this Debenture or any other securities for such monies, or in taking possession of or protecting or realizing upon any property comprised in any such security, all of which together with Interest thereon at the rate provided for in this Debenture will be secured hereby, and in default of payment thereof all remedies hereunder and at law and in equity will be exercisable.

7. This Debenture is to be treated as an assignable instrument subject to applicable law and subject to prior approval of the Company when not in default, which shall not be unreasonably with held.

8. This Debenture is in addition to and not in substitution for collateral security and agreements now or hereafter held by the Lender, except as specifically elsewhere excluded by this Debenture. In the event of any conflict with previous agreements which have not been superceded by this Debenture, this Debenture shall prevail.

9. The security created by this Debenture is a continuing security for the payment of all indebtedness, both present and future, and all and every liability, present or future, direct or indirect, absolute or contingent, of the Company to the Lender.

10.    The Company will at all times during the currency of this Debenture:

       (a) Give to the Lender any information which they may reasonably require relating to the business of the Company or in respect to the Mortgaged Property and, within three business days of request, furnish unimpeded access to and full, true and plain disclosure of its books, accounts and records, and provide copies of its annual financial statements within one hundred and twenty (120) days after the end of each fiscal year of the Company and any quarterly reports with 60 days of the quarterly period;

       (b) Maintain and preserve its, and any relevant affiliates or subsidiaries, charter and corporate organization in good standing and, subject to all the provisions herein contained, diligently preserve all the rights, powers, privileges and goodwill owned by it;

       (c) Conduct its business in a proper and businesslike manner and preserve its assets and business in a diligent and prudent manner;

       (d) Insure and keep insured against all risks or hazards to their full insurable value all of the Mortgaged Property and assets and all other property which are of an insurable nature, and pay the premiums for all such insurance, and on request deliver to the Lender copies of the policy or policies of such insurance;

       (e) Duly and punctually pay, perform and observe all wages, rent, taxes, local improvement rates, assessments, covenants and obligations whatsoever which ought to be paid, performed or observed by the Company in respect of all or any part of the Mortgaged Property or assets hereby charged;

       (f) If stipulated by the Debenture or otherwise at the request of the Lender, fully and effectually register this Debenture in all jurisdictions and places of the Company's business or the location of the Mortgaged Property and maintain and keep maintained the security hereby created as valid and effective security;

       (g) Pay duly and punctually all taxes, levies and assessments, and all debts and obligations to and in respect to labourers, workmen, employees, contractors, sub-contractors, suppliers of material and others which, if unpaid, might, under the laws of any jurisdiction in which the Company conducts business, have priority over the security hereby created or any part thereof;

       (h) Make all payments and perform each and every covenant, agreement and obligation under any lease now held or hereafter acquired by the Company and any mortgage, debenture, trust deed or agreement charging any property or assets of the Company as and when the same are required to be paid or performed; and

       (i) Duly and punctually make all necessary filings and payments required with regulatory authorities to maintain the Company in good standing.

11. If the Company fails to perform any of the covenants, agreements or conditions herein contained, the Lender may, in its discretion, perform the same, and if any such covenant, agreement or condition requires the payment or expenditure of money, the Lender may make such payment or expenditure and all costs, charges and expenses thereby incurred and all sums so paid or expended will bear Interest at the rate provided for in this Debenture, will be at once payable by the Company to the Lender and will be secured hereby and have the benefit of the charges hereby created.

12. The Company will not at any time during the currency of this Debenture, without the prior written consent of the Lender:

       (a) Become guarantor of any obligation, or become endorser in respect of any obligation, or otherwise become liable upon any notice or other obligation, other than in the normal course of the Company's business;

       (b) Except as otherwise provided in this Debenture, acquire or permit any loan, charge, claim, action, or encumbrance which may jeopardize the priority of this Debenture or may restrict or diminish the security of the Lender in the Mortgaged Property or any asset; or

       (c) Dispose of any Mortgaged Property or of any asset material to the business of the Company including, without limiting the generality, disposing of any patents, material contracts or subsidiaries.

13. It is hereby specifically acknowledged by the Lender that this Debenture shall not restrict the Company's ability to operate its business in the normal course, as such was prior to the issuance of this Debenture, including, without limiting the generality, this Debenture shall not prohibit the Company from normal borrowing practices, disposing of or acquiring assets in the normal course of business, whether real property or moveable property, or from disposing of its products of commerce in the normal course of business but that the Company shall not dispose of or impair the Mortgaged Property without the Lender's permission, which permission may be arbitrarily refused.. The Company shall not sell, or otherwise dispose of, all or substantially all of its business without permission of the Lender and subject to such conditions as the Lender may consider appropriate, including the application of all proceeds therefrom to payment of the Debenture.

14. Until this Debenture has been discharged, this Debenture and the charges hereby created constitute valid and continuing security for the payment of any and all indebtedness owing by the Company to the Lender notwithstanding the temporary payment of all or any portion of the moneys hereby secured.

15. Neither the taking of any judgment nor the exercise of any power of seizure or sale or any other rights or powers of the Lender hereunder will operate to extinguish the liability of the Company to make payment of the Principal moneys and Interest hereby secured, nor will the same operate as a merger of any covenant or affect the right of the Lender to Interest at the rate hereinbefore provided.

16.    The Lender, in addition to any other powers given to it, has the power:

       (a) To release any property of the Company from the charge created by or pursuant to this Debenture;

       (b) To agree to any modification, compromise, release or waiver of the rights of the Lender against the Company or against its property, whether such rights arise under this Debenture or otherwise; and

       (c) To accept any other properties or securities in substitution for the Mortgaged Property of this Debenture.

17. Any notice given to the Company or the Lender in connection with this Debenture will be in writing and may be given by delivering the same physically or by electronic transmission or by sending the same by prepaid registered post addressed to the Company or the Lender at the addresses first herein set forth or at such subsequent addresses as have been first notified in writing. Any notice so delivered will be deemed to have been received by a party upon delivery, and any notice so mailed will be deemed to have been received on the third (3rd) business day following the day on which it was mailed; but any notice given during a strike, lockout or other labour disturbance at the Post Office will be delivered and not mailed.

18.    Time is of the essence of this Debenture.

19. When the context hereof makes it possible, the word "person" appearing in this Debenture includes in its meaning any body corporate or a partnership; and the word "Lender" includes any subsequent holder hereof.

20. This Debenture and all its terms and conditions will enure to the benefit of the Lender and the Lender's successors and assigns, and will be binding upon the Company and its successors and assigns.


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